LHA Risk-Managed Income ETF
Schedule of Investments
as of March 31, 2024 (Unaudited)

EXCHANGE-TRADED FUNDS - 99.2%(b)	Shares	Value
Fixed Income – 99.2%
First Trust Senior Loan ETF	132,551	$6,125,182
Invesco Senior Loan ETF	303,250	6,413,737
iShares 0-5 Year High Yield Corporate Bond ETF	139,393	5,931,172
SPDR Blackstone Senior Loan ETF	152,100	6,404,931
SPDR Bloomberg Short Term High Yield Bond ETF	250,589	6,319,854
TOTAL EXCHANGE-TRADED FUNDS (Cost $30,782,815)		31,194,876

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%	Shares
First American Government Obligations Fund - Class X, 5.23%(a)	143,607	143,607
First American Treasury Obligations Fund - Class X, 5.22%(a)	143,607	143,607
		287,214
TOTAL SHORT-TERM INVESTMENTS (Cost $287,213)		287,214

TOTAL INVESTMENTS - 100.1% (Cost $31,070,028)		$31,482,090
Liabilities in Excess of Other Assets - (0.1)%		(27,941)
TOTAL NET ASSETS - 100.0%		$31,454,149

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(b)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

LHA Risk-Managed Income ETF
	Level 1	Level 2	Level 3	Total
Assets:
Exchange-Traded Funds	$31,194,876	$–	$–	$31,194,876
Money Market Funds	287,214	–	–	287,214
Total Investments in Securities	$31,482,090	$–	$–	$31,482,090

Refer to the Schedule of Investments for further disaggregation of investment categories.